UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2006
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Capital Growth Systems, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Florida -----------------------------------------	0-30831 ----------------------------------	65-0953505 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Commerce Drive, Suite A, Schaumburg, Illinois 60173
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(Address of Principal Executive Offices, Including Zip Code)

(630) 872-5800
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement.
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Signature Page

Item 1.01	Entry into a Material Definitive Agreement.

SEPARATION AGREEMENT

Capital Growth Systems, Inc., a Florida corporation (the "Company") entered into a Separation Agreement (the "Separation Agreement") with Rory Herriman, Chief Technology Officer of the Company, dated September 30, 2006. Pursuant to the Separation Agreement, Mr. Herriman resigned as the Chief Technology Officer of the Company, effective September 30, 2006 (the “Effective Date”). As of the Effective Date, Mr. Herriman also resigned as the Chief Technology Officer of Nexvu Technologies, L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of the Company ("Nexvu"). The information set forth in Item 5.02(b) below is incorporated herein by reference.

In connection with Mr. Herriman’s resignation, Mr. Herriman has agreed to serve as a consultant to Nexvu for a period of one (1) year (unless terminated earlier) as outlined in the Consulting Agreement, described more fully below under the heading “Consulting Agreement”. Mr. Herriman is not entitled to payment of additional salary, bonus or incentive compensation beyond that earned through the termination of his Employment Agreement, described more fully in Item 1.02 below and incorporated herein by reference. The Company will pay Mr. Herriman all salary, any earned bonus, payment for accrued, but unused vacation and unpaid business expenses through the Effective Date, subject to all applicable state and federal taxes and withholding requirements, which sum shall be paid during the next payroll period immediately following the Effective Date.

In accordance with the Stock Option Grant Agreement dated April 19, 2004 between the Company and Mr. Herriman, the vested portion of Mr. Herriman’s option to purchase up to 430,000 shares of the Company’s common stock, covering 322,500 shares, shall remain in effect. The remaining unvested portion of the option, covering 107,500 shares, shall vest on January 1, 2007. Also, such options shall remain exercisable by Mr. Herriman at any time on or before January 28, 2014.

Commencing on the Effective Date, Mr. Herriman has agreed not to disclose any confidential information of the Company for a period of two (2) years and not to solicit employees and customers of the Company. Mr. Herriman also has agreed not to defame the Company or its officers, employees or directors and not to engage in any conduct that is in any way injurious to the Company’s reputation.

CONSULTING AGREEMENT

Nexvu entered into a Consulting Agreement (the "Consulting Agreement") with Rory Herriman effective as of September 30, 2006. The Consulting Agreement will remain in effect for a period of one (1) year or upon termination by either party with prior written notice to the other party. Pursuant to the terms of the Consulting Agreement, Mr. Herriman has agreed to provide operational support of Nexvu. This shall include, but not be limited to, any product sales, sales support, customer presentations and product development activities and any other support activities mutually agreed upon by Mr. Herriman and Nexvu. The consulting services of Mr. Herriman shall be performed on an hourly basis. In addition, any independent sales-related activities approved in advance by Nexvu and performed by Mr. Herriman will be billed based on a commission rate of the total sale amount. Nexvu shall reimburse Mr. Herriman for all pre-approved travel and expenses incurred by Mr. Herriman in the performance of his consulting services provided to Nexvu.

Mr. Herriman has agreed that for a period of one (1) year following any expiration or termination of the Consulting Agreement, he shall not, for himself or any third party, directly or indirectly divert or attempt to divert from Nexvu any business which Nexvu is engaged, including, without limitation, the solicitation of or interference with any of its customers, clients or vendors. In addition, during the term of the Consulting Agreement, Mr. Herriman will not encourage or solicit any employee or consultant of Nexvu or any of its affiliates to leave Nexvu for any reason.

Item 1.02	Termination of a Material Definitive Agreement.

 Pursuant to the resignation and terms of the Separation Agreement as described in Item 1.01, the Employment, Non-Competition and Proprietary Rights Agreement between Mr. Herriman and the Company dated April 26, 2004 (the "Herriman Employment Agreement"), was terminated effective September 30, 2006. The Herriman Employment Agreement provided for an annual salary of $175,000 and benefits, including a stock option to purchase 430,000 shares of common stock of the Company, subject to vesting. The Herriman Employment Agreement was to terminate effective December 31, 2006, subject to applicable renewal and termination clauses. The Herriman Employment Agreement provided for certain severance payments payable to Mr. Herriman following termination, which were waived by him. The foregoing description of the Herriman Employment Agreement is qualified in its entirety by reference to the Herriman Employment Agreement, a copy of which was previously filed by the Company as an exhibit to its Annual Report on Form 10-KSB, filed May 6, 2004 (SEC File No. 000-30831). The Herriman Employment Agreement contained a one year non-competition covenant. This covenant has been terminated and alternate covenants have been agreed to pursuant to the terms of the Separation Agreement and Consulting Agreement, each as discussed in Item 1.01 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Resignations of Officers and Directors.

Rory Herriman resigned as the Company's Chief Technology Officer effective September 30, 2006 and he also resigned as the Chief Technology Officer of Nexvu. Mr. Herriman has served as the Company's Chief Technology Officer since the completion of the Company's merger in January 2004 with Nexvu.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GROWTH SYSTEMS, INC.

Dated: October 5, 2006	By:	/s/ Derry L. Behm
Derry L. Behm,
Chief Financial and Accounting Officer